RIVERPARK FUNDS TRUST

RiverPark/Gravity Long-Biased Fund

A Series of RiverPark Funds Trust

Supplement dated October 17, 2011 to the Prospectus dated September 28, 2010, as supplemented September 28, 2010, and the Statement of Additional Information (“SAI”) dated September 28, 2010, as supplemented September 28, 2010 and February 2, 2011

IMPORTANT INFORMATION ABOUT RIVERPARK FUNDS TRUST

Liquidation of RiverPark/Gravity Long-Biased Fund

Effective October 18, 2011, the RiverPark/Gravity Long-Biased Fund is no longer available for sale. The Board of Trustees of the RiverPark Funds Trust on October 13, 2011 determined that it was in the best interests of the RiverPark/Gravity Long-Biased Fund and the shareholders to close the RiverPark/Gravity Long-Biased Fund and liquidate its portfolio in an orderly fashion on October 21, 2011.

Please retain this Supplement for future reference.